UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being filed by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L). KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations. Thus, all information contained in this report relates to, and is filed by, Great Plains Energy. Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not filed by, KCP&L. KCP&L makes no representation as to that information. Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities. Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
(a) On and effective as of December 11, 2012, the Board of Directors (the “Board”) of Great Plains Energy adopted and approved Amended and Restated By-laws. Great Plains Energy’s Amended and Restated By-laws, among other things:

•	Change the size of the Board to a range of seven to thirteen directors (rather than the prior range of nine to thirteen directors);

•	Permit shareholder meetings to be held by means of remote communication;

•	Update the By-laws generally to allow for delivery of notice or other action by electronic transmission and allow for uncertificated shares;

•	Permit the Board to adopt its own rules and regulations for the conduct of shareholder meetings;

•	Clarify that the Chairman of the Board will preside at Board meetings and the Chief Executive Officer will preside at shareholder meetings; and

•	Update the procedure for a shareholder's inspection of corporate records.

In addition, other non-substantive language and conforming changes were made in the Amended and Restated By-laws.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Great Plains Energy Incorporated Amended and Restated By-laws, a marked-for-changes copy of which is filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

(b) On and effective as of December 11, 2012, the Board of Directors (the “KCP&L Board”) of KCP&L adopted and approved Amended and Restated By-laws. KCP&L's Amended and Restated By-laws, among other things:

•	Change the size of the KCP&L Board to a range of seven to thirteen directors (rather than the prior range of nine to thirteen directors);

•	Permit shareholder meetings to be held by means of remote communication;

•	Update the By-laws generally to allow for delivery of notice or other action by electronic transmission and allow for uncertificated shares;

•	Permit the Board to adopt its own rules and regulations for the conduct of shareholder meetings;

•	Clarify that the Chairman of the Board will preside at KCP&L Board meetings and the Chief Executive Officer will preside at shareholder meetings; and

•	Update the procedure for a shareholder's inspection of corporate records.

In addition, other non-substantive language and conforming changes were made in the Amended and Restated By-laws.

The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Kansas City Power & Light Company Amended and Restated By-laws, a marked-for-changes copy of which is filed as Exhibit 3.4 to this Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits
Exhibit No.	Description
3.1	Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 11, 2012
3.2
Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 11, 2012 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).

3.3	Amended and Restated By-laws of Kansas City Power & Light Company, as amended and restated on December 11, 2012
3.4
 Amended and Restated By-laws of Kansas City Power & Light Company, as amended on December 11, 2012 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Ellen E. Fairchild
Ellen E. Fairchild
Vice President, Corporate Secretary and Chief Compliance Officer

Date: December 17, 2012

Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 11, 2012
3.2
Amended and Restated By-laws of Great Plains Energy Incorporated, as amended on December 11, 2012 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).

3.3	Amended and Restated By-laws of Kansas City Power & Light Company, as amended and restated on December 11, 2012
3.4
 Amended and Restated By-laws of Kansas City Power & Light Company, as amended on December 11, 2012 (marked to show the changes resulting from the amendment and restatement reported in this Current Report on Form 8-K).